                                                                    EXHIBIT 10.1


                             OXFORD AUTOMOTIVE, INC.

                                   $40,000,000

                   10-1/8% SENIOR SUBORDINATED NOTES DUE 2007

                               PURCHASE AGREEMENT

                                                             New York, New York

                                                               December 1, 1998

Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies and Gentlemen:

        Oxford Automotive, Inc., a Michigan corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated and Morgan Stanley & Co. Incorporated (collectively, the "Initial Purchasers") $40,000,000 principal amount of its 10-1/8% Senior Subordinated Notes Due 2007 (the "Securities"), to be guaranteed on a senior subordinated basis (the "Subsidiary Guarantees") by BMG North America Limited, an Ontario corporation; BMG Holdings Inc., an Ontario corporation; Lobdell Emery Corporation, a Michigan corporation; Winchester Fabrication Corporation, a Michigan corporation; Creative Fabrication Corporation, a Tennessee corporation; Parallel Group International, Inc., an Indiana corporation; Laserweld International LLC, an Indiana corporation; Concept Management Corporation, a Michigan corporation; Lewis Emery Capital Corporation, a Michigan corporation; RPI Holdings, Inc., a Michigan corporation; Howell Industries, Inc., a Michigan corporation; Oxford Suspension, Inc., a Michigan corporation; RPI, Inc., a Michigan corporation; Prudenville Manufacturing, Inc., a Michigan corporation; and Oxford Suspension Ltd., an Ontario corporation (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), and to be issued under an indenture (the "Indenture") dated as of December 1, 1998 between the Company, the Subsidiary Guarantors and U.S. Bank Trust National Association, as trustee (the "Trustee").

        The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Company that the Initial Purchasers will offer and sell the Securities purchased hereunder in accordance with Section 4 hereof as soon as you deem advisable.

        In connection with the sale of the Securities, the Company has prepared a final offering


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                                       -2-

memorandum, dated December 1, 1998 (including any and all exhibits thereto and any information or documents incorporated by reference therein, the "Final Memorandum"). The Final Memorandum sets forth certain information concerning the Company, the Subsidiary Guarantors and the Securities. The Company and the Subsidiary Guarantors, jointly and severally, hereby confirm that they have authorized the use of the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the Execution Time (as defined below), including any Exchange Act (as defined below) documents included in such Final Memorandum, but such references are not meant to include any amendment or supplement or any information incorporated by reference therein subsequent to the Execution Time and any references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the Execution Time which is incorporated by reference therein.

        The holders of the Securities will be entitled to the benefits of the Registration Agreement dated the date hereof, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Registration Agreement").

        Capitalized terms used herein without definitions have the respective meanings assigned to them in the Final Memorandum.

        1. Representations and Warranties. The Company and the Subsidiary Guarantors, jointly and severally, represent and warrant to and agree with the Initial Purchasers as set forth below in this Section 1.

               (a) Each of the Company, the Subsidiary Guarantors and their respective subsidiaries is a corporation, a limited liability company or a partnership, duly incorporated or formed, and is validly existing as a corporation, a limited liability company or a partnership in good standing under the laws of the jurisdiction in which it is chartered, organized or formed and is duly qualified to do business as a foreign corporation, limited liability company or partnership and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except in such jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, the Subsidiary Guarantors and their respective subsidiaries taken as a whole.

               (b) Each of the Company, the Subsidiary Guarantors and their respective subsidiaries has full power (corporate and other) to own or lease its properties and conduct its business as described in the Final Memorandum; and each of the Company and the Subsidiary Guarantors has full power (corporate and other) to issue the Securities and to enter into this Agreement, the Indenture, the Subsidiary Guarantees and the Registration Agreement (collectively, the "Transaction Documents") to which it is a party and to carry out all the terms and provisions hereof and thereof to be carried out by it,


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                                       -3-

        including, without limitation, the issuance, sale and delivery of the Securities.

               (c) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Final Memorandum, are owned beneficially, directly or indirectly, by the Company free and clear of any security interests, liens, encumbrances, preemptive rights or claims.

               (d) The Company's authorized capital stock consists of 400,000 shares of common stock, of which 309,750 shares are issued and outstanding. Except as set forth in the Final Memorandum, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities.

               (e) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Final Memorandum have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein and to the knowledge of the Company such pro forma financial statements and the related notes thereto have been prepared in accordance with the Securities and Exchange Commission's (the "Commission") rules and guidelines with respect to pro forma financial statements. The selected financial data set forth in the Final Memorandum under the headings "Selected Financial Data" in the Form 10-K dated March 31, 1998; "Unaudited Pro Forma Combined Financial Data" in the Form 8-K dated April 1, 1998; and "Condensed Consolidating Information" in the Form 10-Q dated June 30, 1998, present fairly in all material respects, on the basis stated in the Final Memorandum, the information included therein.

               (f) Each of PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, and Deloitte & Touche, who have certified certain financial statements of BMG North America Limited and delivered their respective reports with respect to the audited consolidated financial statements and schedules included in or incorporated by reference in the Final Memorandum, are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations thereunder.

                (g) The execution, delivery and performance of this Agreement has been duly authorized by the Company and the Subsidiary Guarantors, this Agreement has been duly executed and delivered by the Company and the Subsidiary Guarantors and, upon the due execution and delivery by the other parties hereto, this Agreement will constitute a legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws or court decisions relating to or affecting the rights of creditors generally or of general principles of equity (whether considered in a proceeding in equity or at law) and the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy. This Agreement conforms in all material respects to the description thereof contained in the Final Memorandum.

               (h) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are not described in the Final Memorandum, and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), or have a Material Adverse Effect on the ability of the Company or any Subsidiary Guarantor to perform its obligations under any of the Transaction Documents.

               (i) The issuance, offering and sale of the Securities to the Initial Purchasers by the Company and the Subsidiary Guarantors pursuant to this Agreement, the compliance by the Company and the Subsidiary Guarantors with the other provisions of this Agreement and the authorization, execution and delivery by the Company and the Subsidiary Guarantors of this Agreement and the other Transaction Documents to which it is a party and the consummation of the other transactions contemplated herein and therein do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or, with respect to the obligations under the Registration Agreement, except such as may be required under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or as may be required to register the Securities under the Securities Act or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or (B) the charter documents or bylaws of the Company or any of its subsidiaries or (C) any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, except in each case for such conflicts, breaches or violations that would not, individually or in the aggregate, result in a Material Adverse Effect.

               (j) The Company and each of its subsidiaries have good and marketable title to all items of real property and good title to all material personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or its subsidiaries, and the Company and its subsidiaries have valid, subsisting and enforceable leases for the properties described in the Final Memorandum as leased by them, with exceptions in each case as are not material and do not interfere with the business of the Company and its subsidiaries, taken as a whole, in each case except as described in or contemplated by the Final Memorandum.

               (k) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its Subsidiary Guarantors, is threatened or imminent that would result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.

               (l) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.

               (m) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company, except as described in the Final Memorandum.

               (n) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities required to conduct their respective businesses except for those the failure to possess which, individually or in the aggregate, would not have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.

               (o) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed through the date hereof or have requested extensions thereof and have paid all taxes (other than immaterial amounts of franchise taxes with respect to immaterial subsidiaries and immaterial amounts of severance taxes) required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except where the failure to pay such assessment, fine or penalty levied against them would not singly or in the aggregate have a Material Adverse Effect and except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Final Memorandum.

               (p) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and its subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.

               (q) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (r) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any terms, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries, taken as a whole, except for such defaults that would not result in a Material Adverse Effect.

                (s) The Indenture has been duly and validly authorized and the Registration

        Agreement, the Securities and the Subsidiary Guarantees have been duly and validly authorized and, in the case of the Indenture and the Registration Agreement, when duly executed and delivered by the parties thereto and, in the case of the Securities, when duly issued, authenticated and delivered in accordance with the terms of the Indenture, endorsed by each Subsidiary Guarantor and paid for in accordance with the terms of this Agreement, (A) the Securities will be validly issued and outstanding and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture and the Registration Agreement and (B) the Subsidiary Guarantees will constitute valid and binding obligations of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws or court decisions relating to or affecting the rights of creditors generally or of general principles of equity (whether considered in a proceeding in equity or at law). The Securities, the Subsidiary Guarantees, the Indenture and the Registration Agreement conform in all material respects to the description thereof contained in the Final Memorandum.

               (t) Except as may otherwise be disclosed in the Final Memorandum, the Company and its subsidiaries conduct their business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, except where the failure to be so in compliance would not have a Material Adverse Effect.

               (u) The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Company and its subsidiaries with respect to the information contained in or omitted from the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company or the Subsidiary Guarantors by or on behalf of the Initial Purchasers specifically for inclusion therein.

               (v) Neither the Company, the Subsidiary Guarantors nor any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on its or their behalf (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), has, directly or indirectly, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities and requires registration of the Securities under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Securities.


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                                       -8-

               (w) Assuming the Securities are issued, sold and delivered as contemplated by the Final Memorandum and this Agreement; that each of the representations, warranties and covenants of the Initial Purchasers contained in this Agreement are true, correct and complete; and that the Initial Purchasers comply with the covenants in this Agreement, it is not necessary in connection with the offer and sale and delivery of the Securities in the manner contemplated by this Agreement and the Final Memorandum to register the Securities or the Subsidiary Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

               (x) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

               (y) The Company has been advised by the National Association of Securities Dealers, Inc. PORTAL Market that the Initial Purchasers will have the Securities designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

               (z) Neither the Company nor any Subsidiary Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without taking account of any exemption arising out of the number of holders of the Company's or the Subsidiary Guarantors' securities.

               (aa) Neither the Company nor any Subsidiary Guarantor has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company or the Subsidiary Guarantors (except as contemplated by this Agreement).

               (bb) The information provided by the Company pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (cc) To the knowledge of the Company and each of the Subsidiary Guarantors, except as described in the Final Memorandum and except as would not reasonably be expected to result in a Material Adverse Effect,
        (A) neither the Company nor any of its subsidiaries is in violation of, or has received any notice that it is subject to liability under, any federal, state, local or foreign statute, law, rule, regulation, ordinance, code or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, decree, judgment or injunction relating to pollution or protection of human health or the environment (including, without limitation, ambient air, indoor air, surface water, groundwater, land surface or subsurface strata and natural resources), including, without limitation, those relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances or constituents, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"),
        (B) the Company and its subsidiaries have all permits, licenses, authorizations and approvals required under any applicable Environmental Laws, all of which are in full force and effect, and are each in compliance with any applicable Environmental Laws, (C) neither the Company nor any subsidiary has received notice that there are any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance, violation or potential responsibility or liability, investigation or proceedings pursuant to any Environmental Laws against the Company or any of its subsidiaries, or any of their respective predecessors-in-interest for which the Company or any of its subsidiaries is liable and (D) neither the Company nor any subsidiary has received notice that there are any past or present events, conditions or circumstances which have been alleged to form the basis of an order to conduct responsive or corrective action, or an action, suit or proceeding by any private party or governmental agency, against or affecting, or requiring capital or operating expenditures by, the Company or any of the subsidiaries pursuant to any Environmental Laws.

        2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 102.00% of the principal amount thereof, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule II hereto.

        3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on December 8, 1998, or such later date as the Initial Purchasers shall designate, which date and time may be postponed by agreement between the Initial Purchasers and the Company (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer in federal (same-day) funds or such other manner of payment as may be agreed by the Company and the Initial Purchasers. Delivery of the Securities shall be made at such location as the Initial Purchasers shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Cahill Gordon & Reindel ("Counsel for the Initial Purchasers"), 80 Pine Street, New York, New York or such other place as the parties may otherwise agree. Certificates for the Securities shall be registered in such names and in such denominations as the Initial Purchasers may request not less than three full business days in advance of the Closing Date.

        The Company agrees to have the Securities available for inspection, checking and packaging by the Initial Purchasers in New York, New York, not later than 1:00 PM, New York City time, on the business day prior to the Closing Date.

        4. Offering of Securities. Each Initial Purchaser represents and warrants to and agrees with the Company that:

               (a) It has not offered or sold, and will not offer or sell, any Securities except to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A.

               (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Regulation D in the United States.

        5. Agreements. The Company and each of the Subsidiary Guarantors agrees with each Initial Purchaser that:

               (a) The Company will furnish to each Initial Purchaser and to Counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum (including any documents incorporated by reference therein) and any amendments and supplements thereto as they may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

               (b) The Company will not amend or supplement the Final Memorandum without the prior written consent of the Initial Purchasers.

               (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers, any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers of the same and, subject to the requirements of paragraph (b) of this Section 5, will prepare and provide to the Initial Purchasers pursuant to paragraph (a) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance.

               (d) The Company will arrange for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities. Each of the Company and the Subsidiary Guarantors will promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (e) The Company and the Subsidiary Guarantors will not, and will not permit any of their respective Affiliates to, resell any Securities which constitute "restricted securities" under Rule 144 that have been acquired by any of them.

               (f) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances the offering of which security will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.

               (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

               (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

               (i) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

               (j) The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

               (k) The Company will not, until 90 days following the Closing Date, without the prior written consent of the Initial Purchasers, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities and the Exchange Notes (as defined in the Final Memorandum)); provided, however, that the foregoing will not apply to borrowings from banks under bank credit facilities or to the issuance of debt securities to the seller of assets or businesses acquired by the Company or subsidiaries as part of the purchase price therefor provided that each seller agrees not to resell such debt securities for a period of 90 days following the Closing Date.

                (l) The Company will apply the net proceeds from the sale of the Securities sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Final Memorandum.

        6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy, in all material respects, of the representations and warranties on the part of the Company and the Subsidiary Guarantors contained herein at the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") and the Closing Date, to the accuracy of the statements of the Company and the Subsidiary Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Subsidiary Guarantors of their obligations hereunder and to the following additional conditions:

               (a) The Company shall have furnished to the Initial Purchasers the opinion of Dykema Gossett PLLC, counsel for the Company and the Subsidiary Guarantors, dated the Closing Date, to the effect that

                      (i) each of the Company and the Subsidiary Guarantors has
               been duly incorporated or organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction listed on Schedule I hereto;

                      (ii) the Indenture has been duly authorized, executed and
               delivered, and constitutes a legal, valid and binding instrument enforceable against the Company and the Subsidiary Guarantors in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect) except that such counsel shall express no opinion concerning the enforceability of waivers or defenses therein; the Securities and the Subsidiary Guarantees are in the form contemplated by the Indenture and have been duly and validly authorized and, when the Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company and the Subsidiary Guarantors entitled to the benefits of the Indenture, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws or court decisions relating to or affecting the rights of creditors generally or of general principles of equity (whether considered in a proceeding in equity or at law);

                       (iii) insofar as the Final Memorandum contains a
               discussion of specific
               legal proceedings or regulatory matters, including the information set forth in the Final Memorandum under the headings "Business - Regulatory Matters" and "Legal Proceedings," each in the Form 10-K dated March 31, 1998, and "Description of Certain Indebtedness," to such counsel's knowledge such discussion fairly summarizes the matters therein described;

                      (iv) this Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors;

                      (v) to such counsel's knowledge, no consent, approval,
               authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchasers;

                      (vi) none of the issue and sale of the Securities, the
               execution and delivery of the Indenture, the issuance of the Subsidiary Guarantees, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any Law applicable to the Company or the charter or by-laws of the Company or the Subsidiary Guarantors or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries except to the extent any such breach, violation or default will not have a Material Adverse Effect;

                      (vii) assuming the accuracy of the representations and
               warranties and compliance with the agreements contained herein, no registration of the Securities or the Subsidiary Guarantees under the Securities Act is required, and no qualification of the Indenture or the Subsidiary Guarantees under the Trust Indenture Act is necessary, for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement;

                      (viii) neither the Company nor any of the Subsidiary
               Guarantors is an "investment company" within the meaning of the Investment Company Act without taking account of any exemption arising out of the number of holders of the Company's or the Subsidiary Guarantors' securities; and

                      (ix) to the best of such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened to which the Company or any of its subsidiaries is or is threatened to be made a party or of which property owned or leased by the Company or any of its subsidiaries is or is threatened to be made the subject, which actions, suits or proceedings could, individually or in the aggregate, prevent or adversely affect the transactions contemplated by the Transaction Documents or the Securities or result in a Material Adverse Effect in the condition (financial or otherwise) of the Company; and except as may otherwise be described in the Final Memorandum, neither the Company nor any of its subsidiaries is a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which could have a Material Adverse Effect on the condition (financial or otherwise) of the Company.

               Such counsel shall also state that although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Final Memorandum, such counsel has participated in the preparation of the Final Memorandum, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused them to believe that at the Execution Time the Final Memorandum, including the documents incorporated by reference therein, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Final Memorandum, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Final Memorandum).

               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of Michigan or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they reasonably believe to be reliable and who are satisfactory to counsel for the Initial Purchasers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

        All references in this Section 6(a) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

               (b) The Initial Purchasers shall have received from Counsel for the Initial Purchasers such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Final Memorandum (as amended or supplemented at the

        Closing Date) and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (c) The Company shall have furnished to the Initial Purchasers a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                      (i) the representations and warranties of the Company and
               the Subsidiary Guarantors in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Subsidiary Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                      (ii) since the date of the most recent financial
               statements included in the Final Memorandum, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except at set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

        (d) At the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Initial Purchasers a letter or letters dated as of the Closing Date, in form and substance satisfactory to the Initial Purchasers.

        (e) The Company shall have furnished to the Initial Purchasers the opinion of Fasken Campbell Godfrey, special Canadian counsel for the Company and the Subsidiary Guarantors incorporated in Ontario, dated the Closing Date, substantially in the form of Exhibit A hereto.

        (f) On or prior to the Closing Date, the Company and the Subsidiary Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

        (g) On or prior to the Closing Date, the Registration Agreement shall have been executed substantially in the form hereto delivered to you and shall have been delivered to you and the Trustee.

        If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and Counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

        The documents required to be delivered by this Section 6 will be delivered at the office of Counsel for the Initial Purchasers, at 80 Pine Street, New York, New York, on the Closing Date.

        7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Subsidiary Guarantors to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchasers in payment for the Securities on the Closing Date, the Company and the Subsidiary Guarantors will, jointly and severally, reimburse the Initial Purchasers severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of Cahill Gordon & Reindel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

        8. Indemnification and Contribution. (a) The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Final Memorandum or any information provided by the Company to any holder or prospective purchaser of the Securities pursuant to Section 5(h) hereof, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Subsidiary Guarantors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein.

        (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless each of the Company and the Subsidiary Guarantors, their respective directors, officers and each person who controls the Company or a Subsidiary Guarantor within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company and the Subsidiary Guarantors acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Final Memorandum (or in any amendment or supplement thereto).

        (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded on the advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other hand agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company and the Subsidiary Guarantors or the Initial Purchasers, as applicable, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand or the Initial Purchasers on the other hand from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Subsidiary Guarantors on one hand and the Initial Purchasers on the other hand shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Subsidiary Guarantors or the Initial Purchasers, as applicable, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Subsidiary Guarantors shall be deemed to be equal to the proceeds from the offering net of purchase discounts and commissions (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Company in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Subsidiary Guarantors or the Initial Purchasers. The Company, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), (i) in no case shall any Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Initial Purchasers within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchasers shall have the same rights to contribution as the Initial Purchasers, and each person who controls the Company or the Subsidiary Guarantors within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company or the Subsidiary Guarantors shall have the same rights to contribution as the Company and the Subsidiary Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

        9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Initial Purchasers shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any non-defaulting Initial Purchaser for damages occasioned by its default hereunder.

        10. Termination. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) any of the Company's securities shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange or the NASDAQ National Market shall have been suspended or limited or minimum prices shall have been established on either of such exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum.

        11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Subsidiary Guarantors or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company, the Subsidiary Guarantors or any of their respective officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

        12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telegraphed and confirmed to them, care of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Oxford Automotive, Inc., 1250 Stephenson Highway, Troy, Michigan 48083.

        13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

        14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law thereof.

        15. Business Day. For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law, executive order or regulation to close.

        16. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Subsidiary Guarantors and the Initial Purchasers.

                                         Very truly yours,

                                         OXFORD AUTOMOTIVE, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------



                                         BMG NORTH AMERICA LIMITED

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         LOBDELL EMERY CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         WINCHESTER FABRICATION CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         CREATIVE FABRICATION CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                         BMG HOLDINGS INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         LASERWELD INTERNATIONAL, L.L.C.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         PARALLEL GROUP INTERNATIONAL,
                                         INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         CONCEPT MANAGEMENT CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         LEWIS EMERY CAPITAL CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         RPI HOLDINGS, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                         HOWELL INDUSTRIES, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         OXFORD SUSPENSION, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         RPI, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         PRUDENVILLE MANUFACTURING, INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                         OXFORD SUSPENSION LTD.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

        The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BEAR, STEARNS & CO. INC.
BT ALEX. BROWN INCORPORATED
MORGAN STANLEY & CO. INCORPORATED

By:     BEAR, STEARNS & CO. INC.
   --------------------------------------

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                                   SCHEDULE I


        1. Lobdell Emery Corporation, a Michigan corporation, is authorized to transact business in the State of Indiana.

        2. Howell Industries, Inc., a Michigan corporation, is authorized to transact business in the State of Ohio.

                                   SCHEDULE II


                                                    Principal Amount of
                                                      Securities to Be
               Initial Purchasers                         Purchased

        Bear, Stearns & Co. Inc.                        $22,000,000
        BT Alex. Brown Incorporated                      14,000,000
        Morgan Stanley & Co. Incorporated                 4,000,000
                                                        -----------
                                                        $40,000,000
                                                        ===========

                                                                         Annex 1

                             [BEAR, STEARNS & CO. INC. LETTERHEAD]


                                                               December 1, 1998

PricewaterhouseCoopers LLP
Suite 200
2050 N. Woodward Ave.
Bloomfield Hills, MI 48304-2260

Ladies and Gentlemen:

        The undersigned, as initial purchasers (the "Initial Purchasers") of 10-1/8% Senior Subordinated Notes Due 2007 of Oxford Automotive, Inc. (the "Company"), have reviewed and will be reviewing certain information relating to the Company that will be included in the Company's Final Memorandum, which may be delivered to investors and utilized by them as a basis for their investment decision. This review process, applied to the information relating to the Company, is substantially consistent with the due diligence review process that we would perform if this placement of securities were being registered pursuant to the Securities Act of 1933, as amended, and we are knowledgeable of such due diligence review process. It is recognized that what is "substantially consistent" may vary from situation to situation and may not be the same as that done in a registered offering of the same securities for the same issuer; whether the procedures being, or to be, followed, will be "substantially consistent" will be determined by Bear Stearns & Co. Inc. on behalf of the Initial Purchasers. We hereby request that you deliver to us a "comfort" letter concerning the financial statements of the issuer and certain statistical and other data included in the Company's Final Memorandum. We will contact you to identify the procedures we wish you to follow and the form we wish the comfort letter to take.

                                         Very truly yours,

                                         BEAR, STEARNS & CO. INC.
                                         BT ALEX. BROWN INCORPORATED
                                         MORGAN STANLEY & CO. INCORPORATED

                                         By:

                                         BEAR, STEARNS & CO. INC.

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                                                      EXHIBIT A

                      [FASKEN CAMPBELL GODFREY LETTERHEAD]

                                                               December 1, 1998

Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies and Gentlemen:

        Subject to the assumptions and qualifications outlined below, we are of the opinion that:

1. Each Subsidiary Guarantor was incorporated under the OBCA and has not been dissolved under the OBCA.

2. Each Subsidiary Guarantor has the capacity of a natural person and the corporate power and authority under the OBCA and its Articles and By-laws to own its property and conduct its business (as such business is described in the Final Memorandum dated December 1, 1998 relating to the Securities and to execute, deliver, give the guarantee contemplated by and perform its obligations under the Transaction Documents to which it is party.

3. Each Subsidiary Guarantor has taken all necessary corporate action to authorize the execution, delivery, the giving of the guarantee contemplated by, and performance of its obligations under, the Transaction Documents to which it is party and has duly executed and delivered those Transaction Documents.

4. The execution and delivery of the Transaction Documents to which it is a party by each Subsidiary Guarantor and the guarantee by each Subsidiary Guarantor under its Subsidiary Guarantee:

        (i) do not contravene or constitute a default under the OBCA or the Articles or By-laws of any Subsidiary Guarantor; and

        (ii) do not contravene any applicable Ontario Law.

5. No consent, license, approval, acknowledgment, order, registration, filing, notice, exemption or other action is required to be obtained from any government department or agency or other regulatory body or authority under Ontario Law to permit each Subsidiary Guarantor to execute and deliver the Transaction Documents to which it is party or to permit each Subsidiary Guarantor to guarantee under its Subsidiary Guarantee, other than those which been obtained and remain effective.

6. Without having made any enquiries other than those disclosed, we do not have any conscious awareness of any existing litigation or other legal proceedings against any of the Subsidiary Guarantors, except as otherwise disclosed.

7. No financing statements have been registered under the Personal Property Security Act (Ontario) against the current names of either Oxford Automotive or Holdings which could perfect by registration a security interest in the shares in Holdings or BMG respectively other than the registrations disclosed in Certificates of Search with a file currency date of December [ ], 1998 issued by the Ontario Ministry of Consumer and Commercial Relations, details of which are disclosed.

                                   FASKEN CAMPBELL GODFREY